                                                                 ARTHUR ANDERSEN


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------

As independent public accounts, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-35000 for Hartford Life Insurance Company Separate Account Three on Form N-4.

                                                         /s/ Arthur Andersen LLP

Hartford, Connecticut
October 9, 2000